As filed with the Securities and Exchange Commission on October 11, 2013

Securities Act Registration No. 333-
Investment Company Registration No. 811-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

ALPS/Alerian MLP Equal Weight

Index Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)

(303) 623-2577

Registrant’s Telephone Number, including Area Code

ALPS Fund Services, Inc.
Attn: Erin D. Nelson, Esq.
1290 Broadway, Suite 1100
Denver, CO 80203

(Name and Address of Agent for Service)

Copies to:

Stuart M. Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(2)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $0.001	50,000 shares	$20.00	$1,000,000	$128.80

(1)           Estimated solely for purposes of calculating the registration fee.

(2)           Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED OCTOBER 11, 2013

[•] Shares

ALPS/Alerian MLP Equal Weight Index Fund

Common Shares of Beneficial Interest

$20.00 per Share

ALPS/Alerian MLP Equal Weight Index Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to provide investment results that, before fees, expenses and leverage, correspond to the total return (i.e., the combination of income and capital appreciation) of the Alerian MLP Equal Weight Index (the “Index”).

Investment Strategies. Under normal market conditions, the Fund will invest at least 90% of its Managed Assets (as defined herein) in securities that comprise the Index (or depositary receipts based on such securities) (the “Index Components”). The Index is the equal weighted version of the Alerian MLP Index, which includes the 50 most prominent energy Master Limited Partnerships (“MLPs”) that are engaged in the transportation, storage, processing or production of energy commodities based on market capitalization as determined by Alerian Capital Management, LLC (“Alerian”). Equal weighting is a method of weighting Index Components whereby the same exposure is provided to both the smallest and largest MLPs included in the Index. ALPS Advisors, Inc. (“ALPS” or the “Adviser”) passively manages the Fund’s assets by investing in Index Components in approximately the same proportion as they are represented in the Index.  The Adviser expects that, over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees, expenses and leverage, and that of the Index will be 95% or better.  A figure of 100% would indicate perfect correlation.

The Index Components include MLP common units that are issued by MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”) that represent the primary LP interests of a partnership or LLC that is an operating company and traded on the New York Stock Exchange (the “NYSE”) or NASDAQ Stock Market (“NASDAQ”). As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $900 million to approximately $56 billion.

(continued on inside front cover)

No Prior Trading History. Because the Fund is newly organized, its common shares of beneficial interest (“Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their NAV and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

The Fund intends to apply for listing on the NYSE under the symbol “[•].”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. An investment in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page [•] of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$	[•]
Sales load(2)	$0.90	$	[•]
Proceeds, after expenses, to the Fund(3)	$19.06	$	[•]

(footnotes on inside front cover)

The underwriters expect to deliver the Common Shares to purchasers on or about [•], 2013.

[Underwriters]

The date of this Prospectus is [•], 2013.

(footnotes from previous page)

(1)   The Fund has granted the underwriters an option to purchase up to [•] additional Common Shares at the public offering price less the sales load within 45 days of the date of this Prospectus, solely to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, and proceeds, after expenses, to the Fund, will be $[•], $[•], and $[•], respectively. See “Underwriting.”

(2)   The Fund has agreed to pay distribution assistance fees to ALPS Portfolio Solutions Distributor, Inc. ALPS (and not the Fund) has agreed to pay from its own assets a [•] fee and [•] fee to [•] and a [•] fee to each of [•], [•] and [•]. ALPS (and not the Fund) may also pay certain qualifying underwriters a [•] fee, a sales incentive fee or other additional compensation in connection with the offering.  See “Underwriting.”

(3)   ALPS has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share. Alerian, the index provider, has agreed to reimburse ALPS in an amount of 50% for all organizational expenses of the Fund and offering expenses (other than the sales load) that exceed $0.04 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[•]. See “Underwriting.”

(continued from previous page)

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Portfolio Investments. The Fund will normally invest at least 90% of its Managed Assets in Index Components. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds, which invest exclusively in money market instruments, convertible securities, and in derivatives such as structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), swaps, options and future contracts. Derivatives and convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e. each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

To qualify as an MLP and not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Tax Treatment. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

Leverage. The Fund generally will seek to enhance the level of its cash distributions to holders of Common Shares (“Common Shareholders”) through the use of leverage, which may include any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Under normal market conditions, the Fund initially intends to utilize leverage through a credit facility in an amount that represents approximately 33 1/3% of the Fund’s Managed Assets immediately after giving effect to the borrowing. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on  ALPS’s assessment of market conditions and the investment environment.

There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. See “Leverage” and “Risks—Leverage Risk.”

The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within 30 to 60 days after the completion of this offering.

Investment Adviser. ALPS, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc. As of September 30, 2013, ALPS managed approximately $10.7 billion in assets.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund’s Common Shares and retain it for future reference. A Statement of Additional Information, dated [•] (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the SAI, the table of contents of which is on page [•] of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, by calling 1.855.838.9485 or by writing to ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or visiting the Fund’s website ([•]), or obtain copies (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Table of Contents

Prospectus Summary	1
Summary of Fund Expenses	19
The Fund	22
Use of Proceeds	22
Investment Objective and Principal Investment Strategies	23
Leverage	33
Risks	37
Additional Risks	46
Management of the Fund	49
Net Asset Value	51
Distributions	52
Dividend Reinvestment Plan	53
Federal Income Tax Matters	55
Description of Capital Structure	60
Underwriting	65
Custodian and Transfer Agent	67
Legal Matters	67
Disclaimers	67
Reports to Shareholders	68
Independent Registered Public Accounting Firm	68
Additional Information	68
Table of Contents for the Statement of Additional Information	69

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. In the event of any such change that will make any statement in this Prospectus materially misleading, the Fund will modify the information included in this Prospectus through a supplement or amendment, as necessary to make such information not misleading.

i

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Risks.”

The Fund

The ALPS/Alerian MLP Equal Weight Index Fund (the “Fund”) is a newly organized Delaware statutory trust registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in the Fund may not be appropriate for all investors. There can be no assurance that the Fund will achieve its investment objective.

The Offering

The Fund is offering [•] common shares of beneficial interest (“Common Shares”) at $20.00 per share through a group of underwriters (the “Underwriters”) led by [•], [•] and [•].The minimum purchase in this offering is 100 Common Shares ($2,000). The underwriters have been granted an option to purchase up to [•] additional Common Shares to cover over-allotments. ALPS Advisors, Inc. (“ALPS” or the “Adviser”), the Fund’s investment adviser, has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. Alerian Capital Management, LLP (“Alerian”), the index provider, has agreed to reimburse ALPS in an amount of 50% for all organizational expenses of the Fund and offering expenses (other than the sales load) that exceed $0.04 per Common Share. See “Underwriting.”

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide investment results that, before fees, expenses and leverage, correspond to the total return (i.e., the combination of income and capital appreciation) of the Alerian MLP Equal Weight Index (the “Index”).

Under normal market conditions, the Fund will invest at least 90% of its Managed Assets (as defined herein) in securities that comprise the Index (or depositary receipts based on such securities) (the “Index Components”). The Index is the equal weighted version of the Alerian MLP Index, which includes the 50 most prominent energy Master Limited Partnerships (“MLPs”) that are engaged in the transportation, storage, processing or production of energy commodities based on market capitalization as determined by Alerian. Equal weighting is a method of weighting Index Components whereby the same exposure is provided to both the smallest and largest MLPs included in the Index.  ALPS Advisors, Inc. (“ALPS” or the “Adviser”) passively manages the Fund’s assets by investing in Index Components in approximately the same proportion as they are represented in the Index.  The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index. The Adviser expects that, over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees, expenses and leverage, and that of the Index will be 95% or better.  A figure of 100% would indicate perfect correlation.

The Index Components include MLP common units that are issued by MLPs structured as limited partnerships (“LPs”) or limited liability companies

 (“LLCs”) that represent the primary LP interests of a partnership or LLC that is an operating company and traded on the New York Stock Exchange (the “NYSE”) or NASDAQ Stock Market (“NASDAQ”). As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $900 million to approximately $56 billion.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. MLPs are publicly traded partnerships engaged in the transportation, storage, processing or production of energy commodities. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the nearly 100 energy MLPs currently trading, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ.

To qualify as an MLP and not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

MLPs are typically structured such that common units and general partner interests have first priority to receive minimum quarterly distributions (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund typically purchases MLP common units through open market transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive MQD, including arrearage rights, from the issuer.

MLPs Structured as LLCs. Some MLPs have been organized as MLP LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or OTC.

Index Component Criteria. As of the date of this Prospectus, an MLP must meet the following criteria in order to be eligible for inclusion in the Index:

•              Be engaged in the transportation, storage, processing or production of energy commodities;

•              Be a publicly traded partnership or LLC;

•              Trade on the NYSE or NASDAQ;

•              Represent the primary limited partner interests of a partnership or LLC that is an operating company;

•              Paid at least its pro-rata MQD for the trailing two quarters;

•              Have a split-adjusted median daily unit trading volume for each of the trailing six full months of at least 25,000 units;

•              Have a market capitalization of at least $500 million;

•              Have an adjusted market capitalization of at least $250 million;

•              Have a distribution policy intended to consistently maintain or increase distributions over time; and

•              Maintained or grown its distribution quarter-over-quarter for at least one of the trailing two quarters.

For more information on the composition of the Index, see “Investment Objective and Principal Investment Strategies.”

Index Components are selected quarterly in connection with the reconstitution of the Index. The Index rebalancing occurs quarterly on the third Friday of the last month of each calendar quarter. Shares of the Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Shares of the Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Each Index Component’s Index shares are calculated based on a weight of two percent (2%) on the first Friday of the last month of each calendar quarter.

The information contained herein regarding the Index was provided by Alerian. Alerian is the index provider for the Fund. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and MLPs. The company started its business of developing and maintaining financial indexes on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

The Fund will normally invest at least 90% of its Managed Assets in Index Components. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds, which invest exclusively in money market instruments, convertible securities, and in derivatives such as structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), swaps, options and future contracts. Derivatives and convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e. each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Tax Considerations

The Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund pays federal and applicable state corporate taxes on its taxable income. The types of MLPs in which the Fund intends to invest historically have made cash distributions to limited partners or members that exceed the amount of taxable income allocable to limited partners or members, due to a variety of factors, including significant non-cash deductions, such as depreciation and depletion. If the cash distributions exceed the taxable income reported in a particular tax year, the excess cash distributions would not be taxed as income to the Fund in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of the Fund’s basis in its MLP units.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to a significant extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes. See “Federal Income Tax Matters.”

Investment Adviser

ALPS will act as the Fund’s investment adviser pursuant to an advisory agreement with the Fund (the “Advisory Agreement”). ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. ALPS currently employs four investment professionals. As of September 30, 2013, ALPS provided supervisory and management services on approximately $10.7 billion in assets through closed-end funds, mutual funds and exchange-traded funds (“ETFs”). Pursuant to the Advisory Agreement, ALPS is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies described in this Prospectus, and managing the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees of the Fund (the “Board of Trustees”).

Pursuant to the Advisory Agreement, the Fund pays ALPS a fee for the services it provides payable on a monthly basis at the annual rate of [•]% of the Fund’s average daily Managed Assets. From time to time, ALPS may waive all or a portion of its fee.

The initial term of the Advisory Agreement is two years, and it may be re-approved annually thereafter by the Board of Trustees or the Fund’s shareholders. The Board of Trustees, shareholders of the Fund and ALPS may each terminate the Advisory Agreement upon sixty (60) days’ notice. See “Management of the Fund.”

Administrator

ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. AFS is entitled to receive a monthly fee at the annual rate of [•]% of the average daily Managed Assets of the Fund. See “Summary of Fund Expenses.”

Leverage

The Fund generally will seek to enhance the level of its cash distributions to holders of Common Shares (“Common Shareholders”) through the use of leverage, which may include any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Under normal market conditions, the Fund initially intends to utilize leverage through a credit facility in an amount that represents approximately 33 1/3% of the Fund’s Managed Assets immediately after giving effect to the borrowing. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on ALPS’s assessment of market conditions and the investment environment.

There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares.

The Fund does not intend to use leverage until the proceeds of this offering are substantially invested in accordance with the Fund’s investment objective. The Fund currently anticipates that it will be able to invest the net proceeds of this offering in accordance with the Fund’s investment objective within 30 to 60 days after the completion of this offering. See “Leverage” and “Risks—Leverage Risk.”

Distributions

Under normal circumstances, the Fund intends to make regular quarterly cash distributions of all or a portion of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses.

The Fund may also retain cash reserves if deemed appropriate by ALPS to meet the terms of any leverage or derivatives transaction. There can be no assurance therefore, that the Fund will continue to pay regular quarterly distributions, or that it will do so at a particular rate.

Due to the tax treatment of cash distributions in excess of income expected to be made by MLPs in which the Fund may invest, a portion of the distributions the Fund anticipates making to its shareholders may be a non-taxable return of capital. Specifically, a Fund distribution in any taxable year that exceeds its current and accumulated earnings and profits (which take into account realized gains or losses, if any) as computed for federal income tax purposes generally will not be treated as taxable income for such shareholders (except to the extent described in clause (2) below) to the extent of the excess. Instead, each such shareholder will (1) reduce the basis in its Common Shares by its share of the excess, which may increase the capital gain, or reduce the capital loss, realized upon the eventual sale of such stock and (2) to the extent that share of the return of capital exceeds that basis (as so adjusted), be taxed on that amount as capital gain (if the Common Shareholder holds the Common Share as a capital asset). Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a Common Shareholder’s investment from an economic perspective.  As described above, upon the sale of its Common Shares, a Common Shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and its tax basis in the Common Shares, as adjusted to reflect previous returns of capital, if any (so that even if the Common Shares are sold for an amount less than the Common Shareholder’s original investment, the sale nevertheless might result in a taxable capital gain). Accordingly, Common Shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income. See “Federal Income Tax Matters.”

The Fund’s initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. Distributions to Common Shareholders who do not make such an election will be automatically reinvested in additional Common Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to Common Shareholders. Payment of future distributions is subject to approval by our Board of Directors, as well as meeting the covenants under any credit facilities and the asset coverage requirements of the 1940 Act.

Listing and Symbol	The Fund intends to apply for listing on the NYSE under the ticker symbol “[•].”

Dividend Reinvestment Plan

Unless a Common Shareholder elects otherwise, all distributions from the Fund will be automatically reinvested in additional Common Shares under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the dividend reinvestment plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by [•] as dividend disbursing agent. Whenever the Fund declares a dividend or other distribution payable in cash, participants in the dividend reinvestment plan will receive the equivalent in Common Shares.

Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of leverage and in the ability to make certain types of investments, including investments in illiquid securities. See “Description of Capital Structure.”

Custodian	[•] will serve as the Fund’s custodian.

Transfer Agent	[•] will serve as the Fund’s transfer agent.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Common Shares:

No Operating History. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Potential Substantial After-Tax Tracking Error. The Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. If the Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Index.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below NAV will be reduced.

Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

Equity Securities Risk. A substantial percentage of the Fund’s assets are invested in MLP common units. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP Tax Risk. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital for tax purposes, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to a significant extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Common Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Common Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving taxable dividends from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the earnings and profits of the Fund (as computed for tax purposes).

Liquidity Risk. Although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Energy Sector Risk. Because the Fund invests at least 90% of its Managed Assets in Index Components, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

Commodity Pricing Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Interest Rate Risk. A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•                                          the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•                                          the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•                                          the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•                                          the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Acquisition Risk. MLP investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy industry.

Catastrophic Events Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Industry Specific Risks. Energy companies also are subject to risks specific to the industry they serve. Risks inherent in the energy business of these types of MLPs include the following:

Pipeline. MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

Oil. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Leverage Risk. Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from leverage exceed the costs of such leverage, the use of leverage could cause the Fund’s NAV to decline. When leverage is used, the NAV and market value of the Common Shares may be more volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees and administrative fees are each based on the Fund’s Managed Assets, use of leverage increases the effective management fee and administrative fee borne by Common Shareholders. In addition, the issuance of certain types of leverage (e.g., Preferred Shares) by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on leverage and could reduce cash available for distributions on Common Shares. Certain forms of leverage are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of leverage.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the NAV and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the NAV of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and certain negative covenants and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines.

Small and Mid-Capitalization Stock Risk. The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-capitalized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-capitalized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-capitalized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-capitalized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-capitalized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-capitalized company stocks may not be well known to the investing public.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of MLPs or energy companies. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. As a result, the return and yield on the Common Shares for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

Cash Flow Risk. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Market Risk. Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due.

Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Competition Risk. A number of vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact our ability to make distributions.

Anti-Takeover Provisions Risk. The Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Description of Capital Structure — Anti-Takeover Provisions in the Declaration of Trust.”

Summary of Fund Expenses

The purpose of the following table and example is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [•] Common Shares. The following table assumes the use of leverage in an amount equal to 33 1/3% of the Fund’s Managed Assets (or approximately 50% of the Fund’s net assets) and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder transaction expenses
Sales load (as a percentage of offering price)	[•]	%
Expenses (as a percentage of offering price)	[•]	%(1)(2)
Dividend reinvestment plan fees	None	(3)

Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage) (4)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees	[•]	%(5)
Interest Expense (on borrowed funds)	[•]	%(6)
Current Income Tax Expense	[•]	%(7)
Deferred Income Tax Expense	[•]	%(7)
Other Expenses (exclusive of current and deferred income tax expense)	[•]	%(8)
Total Annual Expenses (exclusive of current and deferred income tax expense)	[•]	%

(1)   ALPS has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share. Alerian, the index provider, has agreed to reimburse ALPS in an amount of 50% for all organizational expenses of the Fund and offering expenses (other than the sales load) that exceed $0.04 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[•].  See “Underwriting.”

(2)   The Fund has agreed to pay distribution assistance fees to ALPS Portfolio Solutions Distributor, Inc. ALPS (and not the Fund) has agreed to pay from its own assets a [•] fee and [•] fee to [•] and a [•] fee to each of [•], [•] and [•]. ALPS (and not the Fund) may also pay certain qualifying underwriters a [•] fee, a [•] fee or other additional compensation in connection with the offering. See “Underwriting.”

(3)   There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)   This table reflects that fact that you, as a Common Shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to Common Shares than if the Fund did not use leverage. In order to help you better understand the costs associated with the Fund’s leveraging strategy, and to better understand the range of costs you will bear as a Common Shareholder, as the Fund moves toward full implementation of its leveraging strategy after the completion of this offering, the table presented below estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, assuming the Fund is the same size as in the table above and does not use leverage in the form of a credit facility. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no Leverage)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management fees	[•]	%
Current Income Tax Expense	[•]	%(7)
Deferred Income Tax Expense	[•]	%(7)
Other expenses	[•]	%(8)
Total Annual Expenses	[•]	%

(5)   The Fund pays a management fee to the Adviser in an annual amount equal to [•]% of the Fund’s average daily Managed Assets. The management fee of [•]% of the Fund’s Managed Assets represents [•]% of net assets attributable to Common Shares assuming the use of leverage of [•]% of the Fund’s Managed Assets.

(6)   Assumes the use of leverage through a credit facility representing [•]% of Managed Assets (as determined immediately after borrowing) at an annual interest rate expense to the Fund of [•]%, which is based on current market conditions. The interest on the credit facility is a variable rate and will increase in a rising interest rate environment. The Fund may use other forms of leverage, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Fees and expenses in respect of other forms of leverage that may be used by the Fund in the future will be indirectly borne by the holders of the Common Shares.

(7)   The Fund will be treated for federal tax purposes as a taxable regular corporation or so-called “C” corporation. As a “C” corporation, the Fund will accrue a deferred tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions it receives on equity securities of MLPs considered to be returns of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, will be reflected in its NAV. The deferred income tax expenses/(benefit) represent an estimate of the Fund’s potential tax expenses/(benefit) if it were to recognize the unrealized gains/(losses) in its portfolio. An estimate of deferred income tax expenses/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expenses/(benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’ s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year. Future actual income tax expense (if any) will be incurred over many years depending on if and when investment gains are realized, the then-current tax basis of assets, the level of net loss carryforwards and other factors. The Fund has not commenced operations and thus does not have sufficient operating history to accurately estimate anticipated current and deferred tax expenses.

(8)   Estimated expenses based on the current fiscal year. Includes payment of a licensing fee for certain trademarks and trade names to Alerian in regards to the Index. To the extent that aggregate offering expenses are less than $0.04 per Common Share, the Fund will pay up to [•]% of the amount of the offering size up to such expense limit to ALPS Portfolio Solutions Distributor, Inc., an affiliate of ALPS, as compensation for the distribution services it provides to the Fund.

Example

The purpose of the following table is to help a Common Shareholder understand the fees and expenses that such holder would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately [•] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund.”

As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $0.90, estimated offering expenses of this offering of $[•]) that you would pay on a $1,000 investment in Common Shares, assuming (i) net annual expenses of [•]% of net assets attributable to Common Shares and (ii) a 5% annual return(1):

	1 Year		3 Years		5 Years		10 Years
Total expenses incurred	$	[•]	$	[•]	$	[•]	$	[•]

(1)   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. More- over, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The Fund

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 1, 2013, and has no operating history. The Fund’s principal office is located at 1290 Broadway, Suite 1100, Denver, CO 80203, and its telephone number is (303) 623-2577.

Use of Proceeds

The net proceeds of this offering of [•] common shares of beneficial interest (“Common Shares”) will be approximately $[•] ($[•] if the underwriters exercise the over-allotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) estimated to be approximately $[•] per Common Share. ALPS, the Fund’s investment adviser, has agreed to (i) pay all organizational expenses of the Fund and (ii) pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. Alerian, the index provider, has agreed to reimburse ALPS in an amount of 50% for all organizational expenses of the Fund and offering expenses (other than the sales load) that exceed $0.04 per Common Share. The net proceeds of the offering will be invested in accordance with the Fund’s investment objective and investment strategies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within 30 to 60 days after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and investment strategies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and investment strategies, the Fund’s yield will be somewhat lower, but that its net asset value (“NAV”) would be subject to less fluctuation, than will be the case at such time as the Fund is fully invested.

Investment Objective and Principal Investment Strategies

General

The Fund’s investment objective is to provide investment results that, before fees, expenses and leverage, correspond to the total return (i.e., the combination of income and capital appreciation) of the Alerian MLP Equal Weight Index (the “Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees.

Under normal market conditions, the Fund will invest at least 90% of its Managed Assets (as defined herein) in securities that comprise the Index (or depositary receipts based on such securities) (the “Index Components”). The Index is the equal weighted version of the Alerian MLP Index, which includes the 50 most prominent energy Master Limited Partnerships (“MLPs”) that are engaged in the transportation, storage, processing or production of energy commodities based on market capitalization as determined by Alerian Capital Management, LLP (“Alerian”). Equal weighting is a method of weighting Index Components whereby the same exposure is provided to both the smallest and largest MLPs included in the Index.  ALPS Advisors, Inc. (“ALPS” or the “Adviser”) passively manages the Fund’s assets by investing in Index Components in approximately the same proportion as they are represented in the Index.  The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index. The Adviser expects that, over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees, expenses and leverage, and that of the Index will be 95% or better.  A figure of 100% would indicate perfect correlation.

The Index Components include MLP common units that are issued by MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”) that represent the primary LP interests of a partnership or LLC that is an operating company and traded on the New York Stock Exchange (the “NYSE”) or NASDAQ Stock Market (“NASDAQ”). As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $900 million to approximately $56 billion.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. MLPs are publicly traded partnerships engaged in the transportation, storage, processing or production of energy commodities. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the nearly 100 energy MLPs currently trading, approximately two-thirds trade on the NYSE and the rest trade on the NASDAQ.

To qualify as an MLP and not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

MLPs are typically structured such that common units and general partner interests have first priority to receive minimum quarterly distributions (“MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund typically purchases MLP common units through open market transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive MQD, including arrearage rights, from the issuer.

MLPs Structured as LLCs. Some MLPs have been organized as MLP LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or OTC.

Index Component Criteria.  As of the date of this Prospectus, an MLP must meet the following Tier 1 criteria in order to be eligible for inclusion in the Index:

•              Be engaged in the transportation, storage, processing or production of energy commodities;

•              Be a publicly traded partnership or LLC;

•              Trade on the NYSE or NASDAQ;

•              Represent the primary limited partner interests of a partnership or LLC that is an operating company;

•              Paid at least its pro-rata MQD for the trailing two quarters;

•              Have a split-adjusted median daily unit trading volume for each of the trailing six full months of at least 25,000 units;

•              Have a market capitalization of at least $500 million;

•              Have an adjusted market capitalization of at least $250 million;

•              Have a distribution policy intended to consistently maintain or increase distributions over time; and

•              Maintained or grown its distribution quarter-over-quarter for at least one of the trailing two quarters.

The following criteria are classified as Tier 2:

•              Close above $10 on each trading day during the last full month;

•              Have a split-adjusted median daily unit trading volume for each of the trailing six full months of at least 50,000 units;

•              Have an adjusted market capitalization of at least $500 million; and

•              Have an investable weight factor of at least 20%.

An MLP may only be added to the Index during the rebalancing process if (a) it meets all Tier 1 and Tier 2 criteria and exceeds each of an Index Component’s market capitalization, adjusted market capitalization, and the last full month’s median daily dollar trading volume by at least 10%; or (b) it meets all Tier 1 criteria and (i) an Index Component fails to meet all Tier 1 criteria or (ii) an Index Component is being removed due to a corporate action. Corporate actions include, but are not limited to, mergers of two constituents, delistings and bankruptcies.

If the number of qualifying MLPs to be added to the Index does not match the number of Index Components to be removed, preference is given according to the following criteria in order:

•              Fewest number of failed Tier 2 criteria; and

•              Adjusted market capitalization.

An independent advisory board of auditors, MLP executives, institutional fund managers, legal partners and other senior financial professionals reviews all methodology modifications and constituent changes to the Index to ensure that they are made objectively and without bias. The board is comprised of a minimum of five members and a maximum of 13 members.

Index Components are selected quarterly in connection with the reconstitution of the Index. The Index rebalancing occurs quarterly on the third Friday of the last month of each calendar quarter. Shares of the Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Shares of the Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Each Index Component’s Index shares are calculated based on a weight of two percent (2%) on the first Friday of the last month of each calendar quarter.

The information contained herein regarding the Index was provided by Alerian.  Alerian is the index provider for the Fund.  Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and MLPs. The company started its business of developing and maintaining financial indexes on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

The Fund will normally invest at least 90% of its Managed Assets in Index Components. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds, which invest exclusively in money market instruments, convertible securities, and in derivatives such as structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), swaps, options and future contracts. Derivatives and convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e. each day the NYSE is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Fund.

Portfolio Investments

Master Limited Partnerships

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes.

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and natural resources sectors.

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the MQD. Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

MLP Common Units

The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE and the NASDAQ. The Fund typically purchases such common units through open market transactions and underwritten offerings. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLPS Structured as LLCs

Some MLPs have been organized as MLP LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, we may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or OTC.

MLP Industries

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing MLPs. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs. Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Exploration and Production MLPs (“E&P MLPs”). E&P MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. E&P MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Additional Portfolio Investments

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity.  The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds.  CDs are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with an agreement that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund’s custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred to securities, until the securities mature or are redeemed, converted or exchanged.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated derivative debt obligations where the principal and/or interest to be received by the investor is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or loans, an index of securities or loans, or specified interest rates, or the differential performance of two assets or markets. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, such as individual debt or equity instruments, interest rates, currencies or currency exchange rates or related indexes. The Fund may invest in derivative instruments, such as options contracts, futures contracts and swaps for investment purposes (to seek performance that corresponds to the Index) and to manage cash flows. The Fund may sell certain securities short.

Investments in derivatives may be deemed to create senior securities for the purposes of the 1940 Act unless the Fund covers its obligations under such transactions. ALPS intends to cover the Fund’s obligations under any derivatives transactions. To the extent the Fund covers its obligations by earmarking or segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations, the instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover its obligations under derivatives transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the Securities and Exchange Commission (“SEC”) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund or ALPS. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on derivatives transactions.

Swaps. Swap agreements are generally contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be transacted on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and covered with an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank and with the Fund’s broker in the case of cleared swaps. Depending on the terms of the contract, the Fund is required to maintain a good faith margin deposit in cash of U.S. government securities with its custodian or broker to initiate and maintain open swap positions.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Options. An option on a futures contract, equity securities or index gives the purchaser the right, in return for the premium paid, to assume a position in the underlying asset at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option or futures contract, the writer of the option is required at the holder’s option to deliver the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options or futures contracts on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or other asset at a specified future time and at a specified price. Some futures contracts, such as stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the underlying asset from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to payment of “variation” margin will be required. A change in the contract value may increase or reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker daily for as long as the contract remains open. The Fund generally closes out an open futures position by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract, but, depending on the terms of the contract, the Fund could be required to deliver to take delivery of the underlying asset if it does not enter an offsetting position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

The Fund may use futures and options, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components.

Foreign Securities and Emerging Markets

The Fund may invest in securities of foreign issuers including securities trading on non-U.S. exchanges and emerging markets. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-US. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the MSCI World Index. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Other Investment Companies

The Fund may invest a portion of its assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. ALPS will take expenses into account when evaluating the merits of an investment in an investment company relative to available security investments.

Leverage

The Fund generally will seek to enhance the level of its cash distributions to holders of Common Shares (“Common Shareholders”) through the use of leverage, which may include any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions, margin facilities, the issuance of preferred shares of beneficial interest (“Preferred Shares”) or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. Under normal market conditions, the Fund initially intends to utilize leverage through a credit facility in an amount that represents approximately 33 1/3% of the Fund’s Managed Assets immediately after giving effect to the borrowing. Although it has no current intention to do so, the Fund may also issue Preferred Shares in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on ALPS’s assessment of market conditions and the investment environment.

There can be no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its Common Shares. If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage, because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage, including the issuance of Preferred Shares, if any.

Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk of fluctuations in dividend rates or interest rates on leverage which may affect the return to the holders of Common Shares or may result in fluctuations in the dividends paid by the Fund on Common Shares. To the extent the return on securities purchased with funds received from leverage exceeds their cost (including increased expenses to the Fund), the Fund’s total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s total return will be less than if leverage had not been used, and therefore, the amount available for distribution to Common Shareholders will be reduced. For additional information regarding the risks associated with the use of leverage, see “Risks —Leverage Risk.”

Borrowings

The Fund’s borrowings may include obtaining loans from banks or other financial institutions, entering into reverse repurchase agreements, and issuing senior notes or similar debt securities. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities to cover its obligations in accordance with applicable interpretations of the staff of the SEC.  Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage.  However, these transactions, even if covered, may represent a form of economic leverage and will create risks.  To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to asset coverage requirements.

In connection with any bank borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a revolving credit facility. Any such requirements will increase the cost of borrowing over the stated interest rate. For additional information about bank borrowings, including by means of a credit facility, please see “Description of Capital Structure — Credit Facility.”

The rights of the Fund’s lenders to receive interest on and repayment of principal of any bank borrowings will be senior to those of the Common Shareholders. In an event of default under any bank borrowing, the lenders also may have the right to cause a liquidation of collateral (i.e., sell securities in the Fund’s portfolio and other assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends, the settlement of securities transactions, and the repayment of leverage obligations which become due, which otherwise might require untimely dispositions of the Fund’s securities.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Preferred Shares

Although the Fund is authorized, under the 1940 Act, to issue Preferred Shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the Fund’s Managed Assets immediately after such issuance, the Fund does not currently anticipate that under current market conditions it will issue Preferred Shares. If the Fund issues Preferred Shares in the future, the Fund will limit such issuance so that the total amount of leverage outstanding will not exceed 50% of the Fund’s Managed Assets. Any Preferred Shares issued by the Fund would have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. The Preferred Shares may pay dividends at a fixed rate or at adjustable rates based on short-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Fund were not leveraged. If the dividend rate of the Preferred Shares exceeds the rate of return on the Fund’s portfolio after taking expenses into consideration, the use of leverage will result in a lower rate of income than if the Fund were not leveraged.

Lenders, nationally recognized statistical rating organizations (“NRSROs”), and/or the Fund may impose additional restrictions on bank borrowings or the issuance of Preferred Shares beyond those required under the 1940 Act. For example, with respect to bank borrowings or Preferred Shares, there may be affirmative covenants relating to asset coverage and portfolio composition, and there may be special restrictions on certain of the Fund’s activities (including the use of various investment techniques or strategies) or on its ability to pay dividends on Common Shares in certain circumstances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. It is not anticipated that these covenants or restrictions will significantly impede ALPS from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The 1940 Act defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any senior security other than stock.

Certain 1940 Act Restrictions

Under the 1940 Act, the Fund may not incur indebtedness if, immediately after incurring such indebtedness, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% (i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of issuance).  Additionally, the Fund generally may not declare any dividend or other distribution on the Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or other distribution, the Fund has an asset coverage ratio of 300%.  The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

Under the 1940 Act, with respect to senior securities evidencing indebtedness, the Fund may not declare any dividend (except a dividend payable in the Fund’s stock) or other distribution on any class of capital stock, or purchase any such capital stock, unless the Fund’s aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend (or 200% with respect to dividends on Preferred Shares), distribution or purchase price, as the case may be. With respect to such issuance, asset coverage means the ratio which the value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by the Fund. With respect to senior securities in the form of stock, the Fund may not declare any dividend (except a dividend payable in Fund’s Common Shares) or other distribution on the Fund’s Common Shares, or purchase of any such Common Shares, unless the class of senior security has at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 200% after declaring the amount of such dividend, distribution or purchase price, as the case may be.

The Fund intends, to the extent possible, to maintain asset coverage on any such Preferred Shares plus senior securities representing indebtedness of at least 200%. If necessary, the Fund will purchase or redeem any of its Preferred Shares or senior securities representing indebtedness to maintain an asset coverage ratio of at least 200%.

Private bank loans and similar borrowings are not subject to the 1940 Act’s restrictions on senior securities if the loan is for temporary purposes only and in an amount not exceeding 5% the Fund’s Managed Assets at the time the loan is made.

Other Leverage Considerations

If the Fund is unable to pay or otherwise refinance its leverage-related obligations when they become due, the Fund may be forced to liquidate portfolio assets to repay such obligations. Such liquidations would cause the Fund to incur related transaction costs and could result in capital losses. Further, if the Fund does not repay the leverage obligations when they are due, that may trigger an event of default or similar occurrence under the terms of the relevant documents, which may have adverse consequences on the Fund. For example, with respect to bank borrowings, there could be an increase in the interest rate payable by the Fund. Other consequences could include the lender or other counterparty receiving additional rights under the relevant documents, and a higher dividend rate required to be paid on any Preferred Shares.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (consisting of income and changes in the value of investments held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing 33 1/3% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of [•]%.

Assumed portfolio return (net of expenses)	(10)%		(5)%		0%		5%		10%
Corresponding Common Share return	[•]	%	[•]	%	[•]	%	[•]	%	[•]	%

Common Shares Total Return is composed of two elements: the Common Shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and Common Shareholders, as only the Common Shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including among other things, the Adviser’s assessment of the yield curve, interest rate trends, market conditions and other factors. See “Summary of Fund Expenses.”

Risks

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, you should consider carefully the following risks before investing in the Fund.

No Operating History

The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Replication Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Index.

Potential Substantial After-Tax Tracking Error

The Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Non-Correlation Risk

In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. If the Fund deviates from a full replication indexing strategy to utilize a representative sampling strategy, the Fund will be subject to an increased risk of tracking error because the securities selected for the Fund in the aggregate may vary from the investment profile of the Index.

Investment Risk

An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk

The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Market Price of Common Shares

The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. The trading price of the Common Shares may be less than the public offering price. The returns earned by Common Shareholders who purchase Common Shares in this offering and subsequently sell their Common Shares below NAV will be reduced.

Master Limited Partnership Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends entirely on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

Equity Securities Risk

A substantial percentage of the Fund’s assets are invested in MLP common units. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP Tax Risk

The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital for tax purposes, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Because of the Fund’s status as a corporation for U.S. federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to a significant extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Common Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Common Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving taxable dividends from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the earnings and profits of the Fund (as computed for tax purposes).

Liquidity Risk

Although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Energy Sector Risk

Because the Fund invests at least 90% of its Managed Assets in Index Components, concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

Commodity Pricing Risk. MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of

Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Interest Rate Risk. A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Depletion Risk. MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk. MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory Risk. The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•                                          the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•                                          the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•                                          the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•                                          the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980

(“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Acquisition Risk. MLP investments owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy industry.

Catastrophic Events Risk. MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other entities operating in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Industry Specific Risks

Energy companies also are subject to risks specific to the industry they serve. Risks inherent in the energy business of these types of MLPs include the following:

Pipeline. MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

Oil. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Leverage Risk

Leverage is a technique that could adversely affect Common Shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from leverage exceed the costs of such leverage, the use of leverage could cause the Fund’s NAV to decline. When leverage is used, the NAV and market value of the Common Shares may be more volatile. There can be no assurance that the Fund’s use of leverage will be successful.

Common Shareholders bear the costs of leverage through higher operating expenses. Because management fees and administrative fees are each based on the Fund’s Managed Assets, use of leverage increases the effective management fee and administrative fee borne by Common Shareholders. In addition, the issuance of certain types of leverage (e.g., Preferred Shares) by the Fund would result in offering expenses and other costs, which would ultimately be borne by Common Shareholders. Fluctuations in interest rates could increase the Fund’s interest or dividend payments on leverage and could reduce cash available for distributions on Common Shares. Certain forms of leverage are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Fund’s ability to pay distributions to Common Shareholders in certain instances. The Fund may also be required to pledge assets to the lenders in connection with certain other types of leverage.

Leverage involves other risks and special considerations for Common Shareholders, including the likelihood of greater volatility in the NAV and market price of Common Shares than a comparable portfolio without leverage. That means that, in a declining market, leverage is likely to cause a greater decline in the NAV of Common Shares than if the Fund were not leveraged. That, in turn, may result in a greater decline in the market price of Common Shares than if the Fund were not leveraged.

Certain types of leverage may subject the Fund to certain affirmative covenants relating to asset coverage and portfolio composition and certain negative covenants and may impose special restrictions on use of various investment techniques or strategies or in the Fund’s ability to pay distributions on Common Shares in certain instances.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of Common Shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Interest Rate Risk

Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines.

Small and Mid-Capitalization Stock Risk

The Fund may invest in companies with small, medium and large capitalizations. Smaller and medium-capitalized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium- capitalized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium-capitalized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-capitalized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-capitalized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-capitalized company stocks may not be well known to the investing public.

Delay in Use of Proceeds Risk

Although the Fund currently intends to invest the proceeds from any sale of the securities offered hereby as soon as practicable following the completion of this offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of MLPs or energy companies. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to security holders. As a result, the return and yield on the Common Shares for the period immediately following any offering pursuant to this Prospectus may be lower than when the Fund is fully invested in accordance with its investment objective and policies. See “Use of Proceeds.”

Cash Flow Risk

The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Market Risk

Global financial markets and economic conditions are volatile due to a variety of factors, including significant write-offs in the financial services sector, and therefore companies may have difficulty raising capital. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Competition Risk

A number of vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact our ability to make distributions.

Anti-Takeover Provisions Risk

The Fund’s declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Description of Capital Structure—Anti-Takeover Provisions in the Declaration of Trust.”

Additional Risks

Repurchase Agreement Risk

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Structured Notes Risk

Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

Derivatives Risk

The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments in seeking to achieve its investment objective. The Fund also may purchase derivative instruments that combine features of these instruments. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Risks Associated with Swap Transactions

The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If ALPS is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. For swaps that are not subject to mandatory clearing and exchange trading, the Fund generally may only close out a swap or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two-party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future.  The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.  Clearing may subject the Fund to increased costs or margin requirements.  Many swaps will also be required to be exchange-traded.  Moving trading to an exchange-type system may increase market transparency and liquidity, but may require the Fund to incur increased expenses.

Risks Associated with Futures Contracts

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading. In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions. Successful use of futures by the Fund also is subject to ALPS’ ability to predict correctly movements in the direction of the relevant market. For example, if the Fund uses futures to hedge against the possibility of a decline in the value of a currency in which certain portfolio securities are denominated, and the value of that currency increases instead, the Fund will lose part or all of the benefit of the increased value of the securities denominated in the currency which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Foreign Securities Risk

The Fund may invest a significant portion of its assets in securities of non-U.S. issuers, including securities of issuers located in emerging markets (see Emerging Markets Risk). Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Emerging Markets Risk

The Fund may invest in securities of issuers located in emerging markets. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. Emerging market countries include any country not included in the MSCI World Index, a free float- adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.

In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets.

Other Investment Companies Risk

To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a Common Shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include the risks described in this prospectus associated with the Fund’s structure as a closed-end investment company, including market risk, leverage risk, risk of market price discount from net asset value, risk of anti- takeover provisions and non-diversification.

Management of the Fund

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by ALPS. There are four Trustees of the Fund. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

ALPS serves as the Fund’s investment adviser under an investment advisory agreement (the “Advisory Agreement”) dated [•], 2013. Pursuant to the Advisory Agreement, ALPS is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies, coordinating and managing and administering the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees. ALPS commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. ALPS’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

As of September 30, 2013, ALPS provided supervisory and management services on approximately $10.7 billion in assets through closed-end funds, mutual funds and ETFs.

Pursuant to the Advisory Agreement, the Fund pays ALPS a fee for the services it provides payable on a monthly basis at the annual rate of [•]% of the Fund’s average daily Managed Assets. From time to time, ALPS may waive all or a portion of its fee.

The Fund’s Advisory Agreement will continue in effect, unless otherwise terminated, for an initial term of two years and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Board of Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “independent trustees”) with such independent trustees casting votes in person at a meeting called for such purpose. The Board of Trustees, shareholders of the Fund and ALPS may each terminate the Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the basis for the initial approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s first report to shareholders. The basis for subsequent continuations of the Fund’s Advisory Agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Portfolio Managers

Michael Akins

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, heads the Index Management team covering domestic and international passive equity funds and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund is contained in the SAI.

Administrator

The Fund’s administrator is ALPS Fund Services, Inc. (“AFS”).  AFS is a service company and SEC-registered transfer agent. Under the Administration Agreement, AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of AFS is 1290 Broadway, Suite 1100, Denver, CO 80203.

For its services, AFS will receive a monthly fee at the annual rate of [•]% of the average daily Managed Assets of the Fund.

Control Persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. ALPS has provided the initial capitalization of the Fund and therefore is a control person because it is the sole stockholder of the Fund as of the date of this Prospectus. However, it is anticipated that ALPS will no longer be a control person once the offering is completed.

Net Asset Value

The NAV per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s NAV per Common Share is calculated by AFS, in the manner authorized by the Board of Trustees. NAV is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board of Trustees have established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

The Fund values debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost. If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect NAV, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

Distributions

Under normal circumstances, the Fund intends to make regular quarterly cash distributions of all or a portion of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses.

The Fund may also retain cash reserves if deemed appropriate by ALPS to meet the terms of any leverage or derivatives transaction. There can be no assurance therefore, that the Fund will continue to pay regular quarterly distributions, or that it will do so at a particular rate.

Due to the tax treatment of cash distributions in excess of income expected to be made by MLPs in which the Fund may invest, a portion of the distributions the Fund anticipates making to Common Shareholders may be a non-taxable return of capital. Specifically, a Fund distribution in any taxable year that exceeds its current and accumulated earnings and profits (which take into account realized gains or losses, if any) as computed for federal income tax purposes generally will not be treated as taxable income for such shareholders (except to the extent described in clause (2) below) to the extent of the excess. Instead, each such shareholder will (1) reduce the basis in its Common Shares by its share of the excess, which may increase the capital gain, or reduce the capital loss, realized upon the eventual sale of such Shares and (2) to the extent that share of the return of capital exceeds that basis (as so adjusted), be taxed on that amount as capital gain (if the Common Shareholder holds the Common Shares as a capital asset). Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying payment from any source other than income that adequately discloses the source or sources of such payment. Thus, if the Fund’s capital was the source of a distribution and the payment amounted to a return of capital, the Fund would be required to provide a written notice to that effect. In some cases, all or a portion of a distribution that is treated as a return of capital for tax purposes could be a return of a Common Shareholder’s investment from an economic perspective. As described above, upon the sale of its Common Shares, a Common Shareholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the Common Shareholder and its tax basis in the Common Shares, as adjusted to reflect previous returns of capital, if any (so that even if the Common Shares are sold for an amount less than the Common Shareholder’s original investment, the sale nevertheless might result in a taxable capital gain). Accordingly, Common Shareholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is the Fund’s income. See “Federal Income Tax Matters.”

The Fund’s initial distribution is expected to be declared approximately 45 to 60 days after the completion of this offering and paid approximately 60 to 90 days after the completion of this offering, in each case depending on market conditions. Common Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash. Distributions to Common Shareholders who do not make such an election will be automatically reinvested in additional Common Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to Common Shareholders. Payment of future distributions is subject to approval by our Board of Trustees, as well as meeting the covenants under any credit facilities and the asset coverage requirements of the 1940 Act.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting [•] (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

Federal Income Tax Matters

As with any investment, you should consider how your investment in Common Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Common Shares.

Unless your investment in the Common Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•                  The Fund makes distributions, and

•                  You sell your Common Shares listed on NYSE.

Please note that you are still subject to taxes on withdrawals that you make from an IRA plan.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of Common Shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisers with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in the Fund’s Shares.

Federal Income Taxation of the Fund

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Fund’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to a significant extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions

Distributions made to you by the Fund will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Common Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the Common Shares.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisers regarding the application of these limitations to their particular situations.

If you participate in the Fund’s automatic dividend reinvestment plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to you under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of shares on its behalf on the open market.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares

Upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes

It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Cost Basis Reporting

Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service and to taxpayers.  Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

You should consult your own tax advisor about federal, state and local tax consequences in light of your particular tax situation.

Federal Income Taxation of Holders of the Fund’s Shares—Non-U.S. Shareholders.

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Dividends to Non-U.S. Shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Common Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to United States federal income tax on the disposition of Common Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.

Non-U.S. shareholders of the Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

Each Non-U.S. Shareholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.

Backup Withholding.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form. Furthermore, the Service may notify the Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

Description of Capital Structure

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated October 1, 2013, as amended and restated through the date hereof (the “Declaration of Trust”). The Declaration of Trust provides that the Board of Trustees may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Common Shares

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. The Common Shares have no preemptive rights. The Fund generally will not issue Common Share certificates.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the “preferred shares”), having no par value, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, if and when issued, shall be entitled to elect two of the Fund’s Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

In the Fund issues preferred shares, it may seek a credit rating for the preferred shares from a rating agency. In such circumstances, the Fund intends that, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Although, as of the date hereof, no such rating agency has established guidelines relating to preferred shares of the Fund, based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such rating agency will be more or less restrictive than as described in this Prospectus.

Credit Facility

As one form of borrowing, the Fund intends to enter into a credit facility with one or more commercial banks. Any such borrowings would constitute leverage. Such a facility is not expected to be convertible into any other securities of the Fund; outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of credit default swap contracts and the use of other derivative instruments and reverse repurchase agreements.

Repurchase of Stock and Other Discount Measures

Shares of closed-end investment companies often trade at a discount to their NAVs, and the Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Common Shares will be determined by such factors as relative demand for and supply of Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders do not have the right to redeem their Common Shares, the Board of Trustees, in consultation with ALPS, may take action to repurchase Common Shares in the open market or make tender offers for Common Shares. Such actions may have the effect of reducing any market discount from NAV. In deciding whether to take such actions, the Board of Trustees will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions as may have a material effect on the Fund’s ability to consummate such transactions.

The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Fund’s Common Shares, trading volume of Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. If a tender offer is made, notice will be provided to Common Shareholders describing the terms of the tender offer, which will contain information that Common Shareholders should consider in deciding whether or not to participate in the tender offer and will provide detailed instructions on how to tender shares. Subject to its investment limitations, the Fund may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. There can be no assurance that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price that is equal to or approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund would decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the Common Shares are traded.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

The Fund’s Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shares outstanding.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Trust’s outstanding shares and their affiliates or associates, unless, prior to the time the person became a 5%-or-greater holder, two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period) or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-End Fund

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. However, if the aforementioned Trustees’ approval in (i) has been obtained from at least 80% of the Trustees, then approval by only a majority of the Fund’s outstanding shares entitled to vote thereon is required for purposes of (ii). The composition of the Fund’s portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund’s investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

Underwriting

Subject to the terms and conditions stated in the underwriting agreement dated [•], each underwriter named below, for which [•] is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

Underwriters	Number of Common Shares

[•]	[•]

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased.

In the underwriting agreement, the Fund and the Adviser have agreed to jointly and severally indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.04 per Common Share. The sales load investors in the Fund will pay of $0.90 per Common Share is equal to 4.50% of the initial offering price. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before [•].

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	No Exercise		Full Exercise
Per Share	$	[•]	$	[•]
Total	$	[•]	$	[•]

ALPS has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share. Alerian, the index provider, has agreed to reimburse ALPS in an amount of 50% for all organizational expenses of the Fund and offering expenses (other than the sales load) that exceed $0.04 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $[•].

Option to Purchase Additional Common Shares

The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount set forth in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representative may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this Prospectus), the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the underwriting agreement.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. One or more of the underwriters of the Common Shares also may act as an underwriter of the Fund’s Preferred Shares, if any.

The Common Shares will be sold to ensure that NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

The Adviser (and not the Fund) has agreed to pay [•] from its own assets, a [•] fee for [•] in an amount equal to [•]% of the total price to the public of the Common Shares sold in this offering. The total amount of this [•] fee payment to [•] will not exceed [•]% of the total price to the public of the Common Shares sold in this offering.

The Adviser (and not the Fund) may also pay certain qualifying underwriters, including those named below, a [•] fee, a [•] fee or additional compensation in connection with the offering.

The Fund and ALPS have entered into a distribution assistance agreement with ALPS Portfolio Solutions Distributor, Inc. (“APSD”) under which APSD provides assistance to ALPS and the Fund with respect to distribution of the Common Shares. The fees due pursuant to this distribution assistance agreement will be paid exclusively by the Fund, except as noted below. The Fund has agreed to compensate APSD up to 0.10% of the amount of the offering (inclusive of any exercise of the over-allotment option) (the “APSD Fee”), provided that, the Fund has not otherwise paid offering expenses up to the reimbursement cap of $0.04 per Common Share. The Fund will also reimburse APSD for up to $250,000 of its reasonable and documented out-of-pocket expenses related to the road show (the “APSD Expenses”) to the extent that the Fund has not otherwise paid offering expenses up to the reimbursement cap of $0.04 per Common Share. To the extent that the amount paid by the Fund to APSD is less than the sum of the APSD Fee plus the APSD Expenses, ALPS shall pay APSD the difference. APSD is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. and may be deemed an

“underwriter” for purposes of this offering under the Securities Act, although APSD will not purchase or resell any of the Common Shares in connection with the offering.

The total amounts of these payments paid to any such qualifying underwriter will not exceed [•]% of the total price of the Common Shares sold by that underwriter in this offering.

The Adviser (and not the Fund) has agreed to pay to [•] from its own assets, a [•] fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $ . If the option to purchase additional Common Shares is not exercised, the [•] fee paid to [•] will not exceed [•]% of the total price to the public of the Common Shares sold in this offering.

The sum total of all compensation to the underwriters in connection with this offering of the Common Shares will not exceed in the aggregate [•]% of the total price to the public of the Common Shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of [•] is [•].

Custodian and Transfer Agent

[•], located at [•], will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

[•], located at [•], will serve as the Fund’s transfer agent and registrar.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dechert LLP, New York, New York, and for the Underwriters by [•],[•]. Dechert LLP and [•] may rely as to certain matters of Delaware law on the opinion of [•],[•], Delaware.

Disclaimers

[Alerian is the designer of the construction and methodology for the Index. “Alerian,” “Alerian MLP Index,” “Alerian MLP Equal Weight Index,” “Alerian Index Series” and “AMZE” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Fund that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and do not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Alerian has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Alerian is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Alerian has no obligation or liability in connection with the administration or trading of the Fund.

Alerian does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.]

Reports to Shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent Registered Public Accounting Firm

[•] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Additional Information

This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The SAI can be obtained without charge by calling 1.855.838.9485.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of Contents for the Statement of Additional Information

[•] Shares

ALPS/Alerian MLP Equal Weight Index Fund

Common Shares

$20.00 per Share

PROSPECTUS

[UNDERWRITERS]

[•], 2013

Until [•], 2013 (25 days after the date of this Prospectus), all dealers that buy, sell or trade shares of the Fund’s Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated October 11, 2013

STATEMENT OF ADDITIONAL INFORMATION

ALPS/Alerian MLP Equal

Weight Index Fund

1290 Broadway, Suite 1100

Denver, CO 80203

(303) 623-2577

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of ALPS/Alerian MLP Equal Weight Index Fund (the “Fund”) dated [•], 2013, as supplemented from time to time, which is incorporated herein by reference.  This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-855-838-9485.

This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

INTRODUCTION	1
ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	1
INVESTMENT RESTRICTIONS	9
TRUSTEES AND OFFICERS	10
ALPS INVESTMENT ADVISORY AND OTHER SERVICES	16
DETERMINATION OF NET ASSET VALUE	19
BROKERAGE TRANSACTIONS	20
TAXATION	21
OTHER INFORMATION	25
CUSTODIAN	25
DISCLAIMERS	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
APPENDIX A: PROXY VOTING	A-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

2

INTRODUCTION

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust dated October 1, 2013.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the prospectus.  Additional investment strategies in which the Fund may be engaged, whether as a primary or secondary strategy, and a summary of certain attendant risks, are described below.  Certain investment strategies described in the prospectus are also described below in additional detail.  ALPS Advisors, Inc. (“ALPS” or the “Adviser”) may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund’s investment objective.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies.  Such transactions may include index or single-name credit-default swaps and total return swaps that reference a specific index or asset.  Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices; the inability to close out a position; default by the counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter (“OTC”) instruments); imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; liquidity; market conditions; and portfolio management constraints on securities subject to such transactions.  The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.  In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.  Transaction costs are incurred in opening and closing positions.  Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.  Index or single-name credit-default swaps and total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations.  Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions.  For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.  In addition, certain provisions of the Code limit the use of derivative instruments.  There can be no assurance that the use of derivative instruments will be advantageous.

In addition, the derivatives market is subject to a changing regulatory environment.  In particular, adoption of derivatives legislation by the United States Congress, including the Dodd—Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could have an adverse effect on the Fund’s ability to use derivative instruments.  The Dodd-Frank Act provides for new regulation of certain portions of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements.  The new regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.

Certain of the investment techniques permitted for the Fund may be considered commodity interests for purposes of the Commodity Exchange Act (“CEA”) and regulations approved by the Commodity Futures Trading Commission (“CFTC”).  Under new regulations adopted by the CFTC in February 2012, investment advisers of registered investment companies that trade in commodity interests in excess of certain de minimis trading limits are generally required to register with the CFTC as “commodity pool operators” and are subject to additional substantive regulation by the CFTC.  The Fund intends to limit the use of commodity interests as required for its operations to remain below these de minimis limits.  Accordingly, ALPS intends to file a notice of exclusion from registration as a commodity pool operator under CFTC Regulation 4.5 with respect to its operation of the Fund.

Although the Fund currently expects that its activities will remain within the scope of the exclusion, to the extent that the Fund’s future use of these techniques would prevent ALPS and the Fund from claiming the exclusion, then ALPS would be subject to registration and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the CEA.  If ALPS is required to register as a commodity pool operator with respect to its operation of the Fund, the Fund may incur additional expense as a result of these additional registration and regulation obligations.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

In December 2012, the Commodity Futures Trading Commission (“CFTC”) issued a final rule which requires certain interest rate swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by ALPS to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds leverage to its portfolio because, in addition to being subject to investment exposure on its assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument.

In December 2012, the CFTC issued a final rule which requires index-based credit default swaps to be centrally cleared. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the

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regulators, but could have additional impact on the Fund’s ability to use credit default swap transactions as part of its investment strategy.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

Certain currency derivatives are subject to regulation under the Dodd-Frank Act. Potential rule-making with respect to such derivatives could affect the cost of such derivatives or otherwise restrict the Fund’s ability to effectively use currency derivatives.

Forward Rate Contracts. The Fund may also utilize forward rate contracts. Under forward rate contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.

Covered Calls. The Fund currently expects to write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls) and no more than 50% of the Fund’s assets attributable to equity securities will be subject to covered call options at any given time. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, the Fund will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium the Fund receives will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. As the writer of the option, the Fund bears the market risk of an unfavorable change in the price of the security underlying a written option.

Hedging Strategy

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks.  In addition to the hedging techniques described below (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options on swaps (“swaptions”) and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities “against the box.” The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates.  The desirability of moderating these hedging costs will be a factor in ALPS’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments.  In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the

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Fund to risk of loss.  In addition, the Fund’s success in using hedge instruments will be subject to ALPS’s ability to predict correctly liquidity, market conditions and changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that ALPS’s judgment in this respect will be accurate.  Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate futures contracts and may purchase and sell put and call options on such futures contracts.  The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the CFTC and the SEC.

An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract.  The Fund may only enter into futures contracts traded on regulated commodity exchanges.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract.  There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.  The Fund reserves the right to engage in transactions involving futures and options thereon in accordance with the Fund’s policies.  In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The Fund may purchase and write put and call options on interest rate futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions.  There is no guarantee that such closing transactions can be effected at any particular time or at all.  In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on an interest rate futures contract as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of the Fund.

While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to ALPS’ ability to predict correctly liquidity, market conditions and changes in interest rate relationships or other factors.  There can be no assurance that ALPS’ judgment in this respect will be correct.

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Interest Rate Swaps and Options Thereon (“Swaptions”)

The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions.  The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities.  Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (“LIBOR”), and denoted as a percentage of the underlying notional amount.

From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income.  This would cause the value of the swap contract to rise in value, from the payer’s perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income.  Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of its fixed rate payment obligation.  For purposes of completing the analysis, these value changes all work in reverse from the perspective of a fixed rate receiver.

A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified fixed rate yield (or “exercise” yield).  In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap.  In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise.  A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline.  As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

It is customary market practice for swaptions to be “cash settled” rather than an actual position in an interest rate swap being established at the time of swaption expiration.  For reasons set forth more fully below, ALPS expects to enter strictly into cash settled swaptions, i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing.

In December 2012, the CFTC issued a final rule which requires certain interest rate swaps to be centrally cleared.  Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on investments that are denominated in a foreign currency resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to purchase or sell a specific currency at a future specified date at a price and for an amount set at the time of entering the contract. A forward contract generally has a deposit requirement. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.

The Fund does not speculate in foreign currency. Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency’s price movements. At the termination of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, or sell, as applicable, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year. Any such currency hedges will be subject to the Fund’s limitations on derivative investments.

Credit Derivatives

The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in securities.  Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities.  In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement.  If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty.  If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the

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contract.  Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index).  The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate.  If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate.  The Fund may utilize market spread swaps to “lock in” the yield (or price) of a security or index without having to purchase the reference security or index.  Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund’s portfolio relative to a benchmark Treasury security.  Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller.

Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer.  In December 2012, the CFTC issued a final rule which requires index-based credit default swaps to be centrally cleared.  Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements).  Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Fund’s ability to use credit default swap transactions as part of its investment strategy.

Interest Rate Swaps, Swaptions and Credit Derivatives

The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there may be no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors.  In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps & Derivatives Association (“ISDA”).  ISDA represents participants in the privately negotiated derivatives industry.  It helps formulate the investment industry’s position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

Under the rating agency guidelines imposed in connection with any future issuance of preferred shares by the Fund, it is expected that the Fund will be authorized to enter into swaptions and to purchase credit default swaps without limitation but will be subject to limitations on entering into interest rate swap agreements or selling credit protection.  Certain rating agency guidelines may be changed from time to time, and it is expected that those relating to interest rate swaps, swaptions, and credit derivatives would be able to be revised by the Board of Trustees of the Fund (the “Board of Trustees”), without a shareholder vote, so long as the relevant rating agency has given written notice that such revisions would not adversely affect the rating of the Fund’s preferred shares then in effect.

The Board of Trustees has currently limited the Fund’s use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar denominated and used for hedging purposes only; (2) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (a) on a list approved by the Board of Trustees, (b) with capital of at least $100 million and (c) which is rated investment grade by both S&P and Moody’s.  These criteria can be modified by the Board of Trustees at any time in its discretion.

The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives sold by the Fund will not exceed 331/3% of the Fund’s total assets.

ALPS expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants.  These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements.  This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges.  The Fund will be responsible for monitoring the market value of all derivative transactions to insure that they are properly collateralized.

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If ALPS determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is a party.  Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question.  Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract.  In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to (1) third-party information services, such as Bloomberg, and (2) comparison with ALPS’s valuation models.

The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange- traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks and/or counterparty risk (i.e., the risk that the counterparty (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of OTC instruments) cannot or will not perform its obligations under the agreement).  In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

There may be an imperfect correlation between the Fund’s portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to ALPS’ ability to predict correctly changes in interest rate relationships, volatility, credit quality, liquidity, market conditions or other factors.  There can be no assurance that ALPS’ judgment in this respect will be correct.

Repurchase Agreements

The Fund may invest in repurchase agreements pursuant to its investment guidelines.  In a repurchase agreement, the Fund acquires ownership of a security (the “Obligation”) and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer, at a specified time and price.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, ALPS seek to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days, or within 30 days if used as a primary source of leverage) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. There is a risk that large fluctuations in the market value of the Fund’s assets could affect NAV. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding borrowings. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties.  Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options.  To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment.  If the Fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to “cash- settle”), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract.  By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets for segregation and “cover” purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Lending Of Portfolio Securities

Although the Fund does not currently intend to engage in securities lending, it may do so in the future. To generate additional income, the Fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or U.S. government securities.  By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and

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regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).

The Fund may pay reasonable fees in connection with loaned securities, pursuant to written con- tracts, including fees paid to the Fund’s custodian and fees paid to a securities lending agent.  Voting rights may pass with the loaned securities, but if an event occurs that ALPS determines to be a material event affecting an investment on loan, the loan must be called and the securities voted.

The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.  To the extent the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.  If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or gaining access to collateral.  If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circum- stances, including the creditworthiness of the borrower.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund.  As a matter of fundamental policy the Fund:

(1)   May not invest 25% of its Managed Assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities). Nonetheless, to the extent the Fund’s Index (as defined below) is concentrated in a particular industry or group of industries, the Fund’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Index Components (as defined below) to track its Index);

(2)  May not borrow money, except as permitted by (a) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (b) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(3)   May not issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) borrowings permitted by investment restriction (2) above;

(4)  May not underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

(5)   May make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;

(6)   May not invest in a manner inconsistent with its classification as a “diversified company” as provided by (a) the 1940 Act, as amended from time to time, (b) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (c) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended;

(7)   May not purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate; provided that the Fund

9

reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

(8)   May not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.  The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

In addition to the other investment policies and limitations described in the prospectus, the Fund has adopted the following non-fundamental investment policies which may be changed by the Board of Trustees without approval of the Fund’s shareholders:

(1)   Under normal market conditions, the Fund will invest at least 90% of its Managed Assets in securities that comprise the Alerian MLP Equal Weight Index (the “Index”) (the “Index Components”).

(2)   The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

(3)   May not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); provided that the purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)   The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder.

(5)   With respect to the non-fundamental policy set forth in (1) above that under normal market conditions, the Fund will invest at least 90% of its Managed Assets in securities that compromise the Index, although that policy may be changed by the Board of Trustees without shareholder approval, holders of the Fund’s beneficial common stock (“Common Shareholders”) will receive at least 60 days prior notice of any change in that policy.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a minimum or maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding credit quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset.  Accordingly, any later increase or decrease resulting from a change in values, assets or other circum- stances or any subsequent rating change made by a nationally recognized statistical rating organization (“NRSRO”) (or as determined by ALPS if the security is not rated by an NRSRO) will not compel the Fund to dispose of such security or other asset.  Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above once the Fund has been deemed fully invested.

TRUSTEES AND OFFICERS

The Board of Trustees of the Fund is responsible for the overall management and supervision of the affairs of the Fund.  The Fund currently has [•] trustees.

Under the Fund’s Declaration of Trust, the Board of Trustees is divided into three classes of trustees serving staggered three-year terms. At each annual meeting of shareholders, the successors to the class of trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.  Each trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

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•                  The Fund’s Class I trustees will be [•].

•                  The Fund’s Class II trustee will be [•].

•                  The Fund’s Class III trustee will be [•].

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years.  The address for all trustees is 1290 Broadway, Suite 1100, Denver, CO 80203.  The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

Independent Trustees [To come.]

Independent Trustee Name, Address and Age	Position(s) Held with the Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years

Interested Trustee and Officers

Interested Trustee or Officer Name, Address and Age	Position(s) Held with the Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years

Thomas A. Carter Age 47	Initial, Trustee and President	Class [•]. Has served since October 1, 2013.

Mr. Carter joined ALPS Fund Services, Inc. (“AFS”) in 1994 and is currently President of ALPS Advisors, Inc. (“ALPS”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and AFS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, AFS, ALPS, ADI, and APSD, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining AFS,

				[27]	ALPS Variable Insurance Trust (7 funds), ALPS ETF Trust (18 funds), Principal Real Estate Income Fund (1 fund)

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Interested Trustee or Officer Name, Address and Age	Position(s) Held with the Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years

Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

Mr. Carter has been an Interested Trustee and Chairman of the Fund since August 31, 2012. Mr. Carter joined ALPS Fund Services, Inc., the Fund’s administrator, in 1994 and currently serves as President of ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Advisors, Inc., the Fund’s investment adviser. Before joining AFS and ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Fund based on his business, accounting, financial services and investment management experience.

Patrick D. Buchanan Age 41	Treasurer	Has Served since October 1, 2013.

Mr. Buchanan is Vice-President of ALPS. Mr. Buchanan joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the fund as defined under the 1940 Act. Mr. Buchanan has served as Treasurer and Principal Financial Officer of ALPS ETF Trust since June 2012 , of ALPS Variable Insurance Trust since March 2013 and Principal Real Estate Income Fund as of March 2013. Mr. Buchanan received his Bachelor of Science in Finance from the

				N/A	N/A

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Interested Trustee or Officer Name, Address and Age	Position(s) Held with the Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years

University of Colorado at Boulder.

Erin D. Nelson Age 36	Secretary	Has Served since October 1, 2013.

Ms. Nelson is Vice-President and Assistant General Counsel of ALPS, ALPS Fund Services, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions and Distributors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson has served as Secretary of the Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005 and Clough Global Opportunities Fund since 2006. Ms. Nelson received her Bachelor of Arts in Political Science, magna cum laude, from the University of New Hampshire and Juris Doctorate from the University of Denver.

				N/A	N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

(1)         The term “Fund Complex” means two or more registered investment companies that:

(a)         hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)         have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)         The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.  With respect to ALPS ETF Trust, ALPS Variable Insurance Trust and Principal Real Estate Income Fund, all funds are included in the total funds in the Fund Complex column.

Board Leadership Structure.  The Board of Trustees, which has overall responsibility for the over- sight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations.  [•], the Chairman of the Board (“Chairman”), is not an Independent Trustee and the Trustees have not appointed a lead Independent Trustee.  The Board believes that the use of an

13

Interested Trustee as Chairman is the appropriate leadership structure for the Fund given (i) [•]’s role in the day to day operations of ALPS, (ii) the extent to which the work of the Board of Trustees is conducted through the Audit Committee and Nominating and Corporate Governance Committee (each of whose meetings is chaired by an Independent Trustee) (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Fund’s Board of Trustees who are Interested Trustees of the Fund and management, and (iv) the overall sophistication of the Independent Trustees, both individually and collectively.  The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances.  The Chairman’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund’s officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund.  The Board of Trustees believes that having an interested person serve as Chairman of the Board of Trustees enables Mr. [•] to more effectively carry out these liaison activities.  The Board of Trustees also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Trustees to ensure that important matters are brought to the attention of and considered by the Board of Trustees.

The Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; and the Nominating and Corporate Governance Committee.  The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Trustees.

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of [•], [•] and [•] (Chairman and Financial Expert).  The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance.  The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement.  The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Trustees on [•], 2013.  The Charter is available at the Fund’s website, [•].  As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews.  The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders.  The independent accountants for the Fund report directly to the Audit Committee.

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of [•], [•] (Chairman) and [•].  The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become members of the Board of Trustees in the event that a position is vacated or created.  The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders.  In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders.  Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration.  The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board of Trustees, (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Fund’s common shares of beneficial interest (“Common Shares”) or the daily quoted market price of the Fund held by such shareholder (including shareholder’s

14

principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Each eligible shareholder or shareholder group may submit no more than one independent trustee nominee each calendar year.  The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund.

Risk Oversight.  The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here.  The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated.  In addition, there are some risks that may not be cost effective or an efficient use of the Fund’s limited resources to moderate.  As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, SAI and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund.  The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund’s Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund’s service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report.  In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, ALPS, or any of their affiliates.  This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund.  Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities.  As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management as one of oversight and not active management of the Fund’s day-to-day risk management operations.

As of the date of this SAI, the non-interested members of the Board of Trustees have had one meeting, and the Audit Committee and Nominating and Corporate Governance Committee have each had no meetings.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) will be included in the Fund’s first Annual Report to Shareholders for the period ending April 30, 2014.

Share Ownership

Set forth in the table below is the dollar range of equity securities owned by each trustee as of the date of this SAI in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies

Thomas A. Carter	None	None
[•]	None	None
[•]	None	None
[•]	None	None

As of [•], 2014, the officers and Board of Trustees, as a group, own less than 1% of the Fund’s outstanding voting securities.

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Compensation of Officers and Trustees

The Fund pays no salaries or compensation to any of its interested Trustees or Officers.  The non-interested Trustees of the Fund receive an annual retainer of $[•] and an additional $[•] for attending each meeting of the Board of Trustees.  The non-interested Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

The following table sets forth certain information regarding the estimated compensation of the Fund’s independent trustees for the fiscal year ending November 30, 2014.

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Compensation From the Fund and Fund Complex Paid to Trustees
[•]	$ [•]	$ [•]
[•]	[•]	[•]
[•]	[•]	[•]

Proxy Voting Policies

Although individual members of the Board of Trustees may not agree with particular policies or votes by ALPS, the Board of Trustees has approved delegating proxy voting discretion to ALPS believing that ALPS should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is a copy of the proxy voting policies and procedures of ALPS that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that ALPS uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of ALPS or any affiliated person of the Fund or ALPS, on the other.  Notwithstanding the foregoing, ALPS always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objective.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling [•], or on the Fund’s website at [•]; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

Each of the Fund and ALPS has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions.  Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by the relevant entity’s compliance officer.  The codes also contain certain reporting requirements and compliance procedures.  The codes can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The codes are also available at the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.  The SEC file number for documents filed by the Fund under the 1940 Act is 811-22742.

ALPS INVESTMENT ADVISORY AND OTHER SERVICES

ALPS is responsible for, among other things, furnishing a continual investment program for the Fund in accordance with the investment objective and policies, and managing the Fund’s business affairs, each subject to the general supervision and direction of the Board of Trustees.  ALPS commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser.  ALPS’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

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Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Fund Services, which was founded in 1985 as a provider of fund administration and fund distribution services.  Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc. (“DST”), which acquired ALPS Holdings in November 2011.  DST provides sophisticated information processing solutions and services to support the global asset management, insurance, retirement, brokerage, and healthcare industries.  In addition to technology products and services, DST also provides integrated print and electronic statement and billing solutions through DST Output.  DST’s data centers provide technology infrastructure support for asset management, insurance and healthcare companies around the globe.  Headquartered in Kansas City, MO, DST is a publicly traded company on the NYSE.

ALPS will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law.  ALPS will pay all expenses incurred in performing its services under the Advisory Agreement, including compensation of and office space for directors, officers and employees of ALPS connected with management of the Fund.  ALPS will not be required to pay any investment advisory related expenses of the Fund other than the foregoing.  In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement with ALPS will continue in effect, unless otherwise terminated, for an initial term of two years, and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the non-interested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding Common Shares of the Fund.  The agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Fund or ALPS, as applicable, or by vote of the majority of the outstanding shares of the Fund.  The agreement will terminate automatically in the event of its assignment.  The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of ALPS, or a loss resulting from a breach of fiduciary duty by ALPS with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), ALPS shall not be liable to the Fund or any shareholder for any loss incurred.

Administrative Services

Under the administration agreement (the “Administration Agreement”), subject to the supervision of the Board of Trustees, ALPS Fund Services, Inc. (“AFS”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services.

AFS will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out of pocket expenses described therein.  AFS will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund trustees’ fees; compensation and expenses of Fund officers who are not associated with AFS or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

AFS is entitled to receive a monthly fee at the annual rate of [•]% of the average daily Managed Assets of the Fund.  See “Summary of Fund Expenses” in the prospectus.

Estimated Expenses

ALPS and AFS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.  ALPS is obligated to pay the fees of any trustee of the Fund who is affiliated with it.  The fees and expenses incident to the offering and issuance of Common Shares (which include certain marketing

17

expenses of the underwriters and ALPS) will be recorded as a reduction of capital of the Fund attributable to common stock.

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the over-allotment option, ALPS estimates that the Fund’s annual operating expenses will be approximately $[•].  In light of the Fund’s investment objective and strategies, however, there can be no assurance that actual annual operating expenses will not be substantially more or less than this estimate.

Portfolio Managers

Set forth below is certain additional information with respect to the Fund’s portfolio managers.  Unless noted otherwise, all information is provided as of [•], 2013.

Other Accounts Managed by Portfolio Managers

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage.  Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that ALPS may have in place that could benefit the Fund and/or such other accounts.

The tables below identify the number of accounts (other than the Fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(2)		Other Accounts(3)
Portfolio Manager(s)	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Michael Akins	[•]	[•]	N/A	N/A	N/A	N/A

(1)         Registered Investment Companies include all mutual funds and closed-end funds.  For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)         Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as hedge funds.

(3)         Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

(4)         This includes one account with a value of $[•] million which is subject to a fee based on performance, but this account has since been terminated.

Compensation of Portfolio Managers and Material Conflicts of Interest

ALPS is responsible for the day-to-day management of the Fund. Portfolio managers and team members at ALPS who are responsible for the day-to-day management of the Fund are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Portfolio Managers’ Ownership of Securities

As the Fund is newly offered, the portfolio managers do not own any Common Shares.  However, the portfolio managers presently intend to purchase Common Shares subsequent to this offering.

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DETERMINATION OF NET ASSET VALUE

The NAV per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m.  New York time).  The Fund’s NAV per Common Share is calculated by AFS, in the manner authorized by the Trustees of the Fund.  NAV is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for valuation of the Fund’s assets under normal market conditions.  Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded.  Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price.  Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

The Fund values debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value.  Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of 60 days or less are valued at amortized cost.  If the independent pricing service is unable to provide a price for a security, if the price provided by the independent pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect NAV, such security will be valued at its fair value as determined in good faith under procedures approved by the Board of Trustees.

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BROKERAGE TRANSACTIONS

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund’s common shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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TAXATION

The following is a general summary of certain U.S. federal income tax considerations affecting the Fund and investors in the Fund. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances or to investors who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, REITs, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, S corporations, individual retirement accounts, certain tax-deferred accounts or foreign investors.

Unless otherwise noted, this discussion assumes that you are a U.S. Shareholder and that you hold Fund shares as capital assets. For purposes of this summary, a “U.S. Shareholder” means a beneficial owner of the Fund’s shares that, for U.S. federal income tax purposes, is (i) an individual who is a citizen or resident of the U.S., (ii) a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S. or any state of the U.S., (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. If a partnership holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their own tax advisors.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this prospectus. Counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or your investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Fund’s shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local or foreign tax consequences to you before making an investment in the Fund’s shares.

Federal Income Taxation of the Fund

Although the Code generally provides that a regulated investment company does not pay an entity-level income tax, provided that it distributes all or substantially all of its income, the Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments will consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules therefore do not apply to the Fund or to its shareholders. As a result, the Fund is treated as a corporation for federal and state income tax purposes, and will pay federal and state income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are intended to be treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing the Fund’s taxable income or loss, regardless of the extent (if any) to which the MLPs make distributions. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. Past performance is not necessarily an indication of future results and there is no assurance that the

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Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized and cash distributions are less than the taxable income allocated to the Fund, there may be greater tax expense borne by the Fund and less cash available to distribute to shareholders or to pay to expenses.

The Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the Fund’s share of any taxable income from its investment in MLPs and on gain recognized by the Fund on any sale of equity securities of an MLP. As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities of an MLP.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions. Distributions made to you by the Fund will generally constitute taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs generally will exceed the Fund’s share of the MLPs’ taxable income. Consequently, the Fund anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your basis in the Fund’s shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

Distributions to you from the Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as “qualified dividend income” to eligible taxpayers. Qualified dividend income received by individuals and other noncorporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts).  For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to noncorporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the Fund under Section 243 of the Code. However, corporate shareholders of the Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder’s investment in shares of the Fund is financed with indebtedness. Corporate shareholders of the Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

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If you participate in the Fund’s automatic Dividend Reinvestment Plan, upon the Fund’s payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the Fund in an amount equal to (i) if newly issued shares are issued under the Dividend Reinvestment Plan, the fair market value of the shares issued to you under the plan or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of shares on its behalf on the open market.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Sales of Shares. Upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of noncorporate shareholders of the Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). The deductibility of capital losses for both corporate and non-corporate shareholders of the Fund is subject to limitations under the Code.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of the Fund’s shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the Fund’s shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the Fund’s shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company.

Foreign, State and Local Taxes. It is possible that the Fund may be liable for foreign, state and local taxes payable in the country, state or locality in which it is a resident or doing business or in a country, state or locality in which an MLP in which the Fund invests conducts or is deemed to conduct business.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Cost Basis Reporting. Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a C corporation such as the Fund, to the Internal Revenue Service and to taxpayers.  Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

You should consult your tax professional about federal, state and local tax consequences in light of your particular tax situation.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term ‘‘Non-U.S. Shareholder’’ means a beneficial owner of the Fund’s shares that is not a U.S. Shareholder.

Dividends to Non-U.S. Shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% on dividends unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder.

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Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Common Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Common Shares are regularly traded on an established securities market (such as the NYSE), only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Common Shares will be subject to U.S. federal income tax on the disposition of Common Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the Fund.

Non-U.S. Shareholders of a Fund may also be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Each Non-U.S. Shareholder should consult his, her or its own tax advisor regarding the U.S. and non-U.S. tax consequences of ownership of the Fund’s shares and receipt of distributions from the Fund.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, W-8BEN or other applicable form. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%.

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OTHER INFORMATION

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations.  The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence (negligence, in the case of any Trustee that is an affiliated person of the Trust), or reckless disregard of the duties involved in the conduct of his office.  Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

CUSTODIAN

[•], located at [•], will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian Capital Management, LLC (“Alerian”).  Alerian makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS (in its capacity as licensee of the Index, the “Licensee”) or the owners of the shares of the Fund into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares of the Fund to be listed or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash.  Alerian has no obligation or liability in connection with the administration, marketing or trading of the shares of the Fund.

Alerian does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the

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Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[•] is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

FINANCIAL STATEMENTS

A copy of the annual report of the Fund (when available) may be obtained upon request and without charge by writing [•], [•] or by calling [•] at the telephone number on the back cover of the Fund’s Prospectus. The annual report for the fiscal period ending November 30, 2014 will become available to investors in [•] 2014.

Report of Independent Registered Public Accounting Firm

[TO BE PROVIDED]

[SEED FINANCIAL STATEMENTS TO BE PROVIDED]

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APPENDIX A: PROXY VOTING

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise.  AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request.  Information regarding AAI’s proxy voting decisions is confidential.  Therefore, the information may be shared on a need to know basis only, including within AAI.  Advisory clients may obtain information on how their proxies were voted by AAI.  However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients..  The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion.  There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.                  Proxies will usually not be voted in cases where the security has been loaned from the Client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders.  AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes.  Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

•                  the matter to be voted on has critical significance to the potential value of the security in question;

•                  the security represents a significant holding and whether the security is considered a long-term holding; and

•                  AAI believes it can recall the security in time to cast the vote.

ii.               Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on.  Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members include Chief Compliance Officer, Deputy Chief Compliance Officer, Chief Investment Officer, Vice President, and Senior Vice President and Director of Index Management & Product Oversight.  These members participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.  Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A)  or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests.  For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue.  In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy.  Generally, AAI will vote proxies based on ISS’ pre-determined voting policy.  In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

III.          PROXY VOTING GUIDELINES

A.  AAI’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy.  AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent.  In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines.  If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption.  The Proxy Committee may consider the matter including any potential conflicts of interest.  A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, AAI will refrain from voting such securities.  However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines.  The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.              AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent.  This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand.  As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.              ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.              On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

4.              AAI will complete a Vote Authorization Registration with ISS for any new client which will describe how ballots will be executed on behalf of the client.  In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization.  The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

5.              ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks.  Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

6.              Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

•                  If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly.  The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary.  AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

7.              Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C.  In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be.  The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients.  The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

8.              ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

V. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VI. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee.  Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal.  Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process.  The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund’s N-PX report to ensure that it’s filed in a timely and accurate manner.  Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

VIII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV.  Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.  It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings.  AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th.  AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•                  The name of the issuer of the security;

•                  The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•                  The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•                  The shareholder meeting date;

•                  A brief identification of the matter voted on;

•                  Whether the matter was proposed by the issuer or by a security holder;

•                  Whether the company cast its vote on the matter;

•                  How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•                  Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy.  The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•                  Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

•                  Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

•                  Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

•                  Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of AAI for the first three years.

Dated:  November 29, 2006

Amended:  December, 22, 2010, February 14, 2013, October 4, 2013

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines, specifically the ISS U.S. Proxy Voting Guidelines.  AAI retains the right to override any of ISS’ guidelines on a case-by-case basis.    A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.             Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.             Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.             Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.             In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest — Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.             AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.             By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•              To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•              To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.             In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.  AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis.  In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:

Title:

PART C — OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1)           Financial Statements

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended, will be filed by Pre-Effective Amendment to the Registration Statement.

(2)          Exhibits

(a)                                 (1)           Certificate of Trust dated October 1, 2013†

(2)           Certificate of Amendment to Certificate of Trust dated October 1, 2013†

(3)           Agreement and Declaration of Trust*

(b)                                 Bylaws*

(c)                                  Not applicable

(d)                                 Not applicable

(e)                                  Form of Dividend Reinvestment Plan*

(f)                                   Not applicable

(g)                                  (1)           Form of Investment Advisory Agreement with ALPS Advisors, Inc. (“ALPS”)*

(h)                             (1)           Form of Underwriting Agreement*

(2)                                 Form of Distribution Assistance Agreement by and among the Fund, ALPS and ALPS Portfolio Solutions Distributor, Inc.*

(i)                                     Not applicable

(j)                                    Form of Custodian Agreement*

(k)                                 (1)           Form of Agency Agreement*

(2)                                 Form of Administration, Bookkeeping and Pricing Services Agreement with ALPS Fund Services, Inc. (“AFS”)*

(3)                                 Form of Chief Compliance Officer Services Agreement with AFS*

(4)                                 Form of Organizational and Offering Expenses Reimbursement Agreement with ALPS*

(5)                                 Form of License Agreement between ALPS and Alerian Capital Management, LLP *

(6)                                 Form of Structuring Fee Agreement between ALPS and [  ]*

(l)                                 Opinion and Consent of Dechert LLP*

(m)                             Not applicable

(n)                                 Consent of [  ]*

(o)                                 Not applicable

(p)                                 Form of Subscription Agreement*

(q)                                 Not applicable

(r)                                    (1)           Code of Ethics of the Fund*

(2)                                 Code of Ethics of ALPS Holdings, Inc. *

(s)                                   Powers of Attorney*

†                 Filed herewith.

*                 To be filed by amendment.

Item 26.  Marketing Arrangements

See the Form of Underwriting Agreement, the Form of Distribution Assistance Agreement and the Forms of Structuring Fee Agreement between ALPS and each of [  ], [  ], [  ], [  ] and [  ], Inc. filed as Exhibits [  ], respectively, to this Registration Statement.

Item 27.  Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$	[ ]
Financial Industry Regulatory Authority, Inc. Fees	$	[ ]
New York Stock Exchange Fees	$	[ ]
Printing and Postage	$	[ ]
Legal Fees and Expenses	$	[ ]
Marketing	$	[ ]

Total	$	[ ]

Item 28.  Persons Controlled by or Under Common Control With Registrant

[  ] has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus. However, it is anticipated that [  ] will no longer be a control person once the offering is completed.

Item 29.  Number of Holders of Securities

Set forth below is the number of record holders as of [  ], 2013 of each class of securities of the Fund:

Title of Class	Number of Record Holders
Common shares of beneficial interest	1

Item 30.  Indemnification

Article IV of the Registrant’s Declaration of Trust provides as follows:

4.1                               No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2                               Mandatory Indemnification.

(a)                                 The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Indemnitees that are Affiliated Persons of the Trust), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)                                 Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)                                  The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)                                 The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)                                  Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

4.3                               No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4                               Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31.  Business and Other Connections of Investment Adviser

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business

*              The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

The information in the Statement of Additional Information under the captions “Investment Advisory and Other Services” is hereby incorporated by reference.

Item 32.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Fund, c/o ALPS Funds Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.  The Registrant undertakes to suspend the offering of its Common Shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                      Not applicable.

3.                                      Not applicable.

4.                                      Not applicable.

5.                                      The Registrant undertakes that:

a.                                      for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.                                      for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 11th day of October, 2013.

ALPS/ALERIAN MLP EQUAL WEIGHT INDEX FUND

(A Delaware statutory trust)

By:	/s/ Thomas A. Carter
Thomas A. Carter
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Thomas A. Carter
Thomas A. Carter	Chairman, Trustee and President (Principal Executive Officer)	October 11, 2013

/s/ Patrick D. Buchanan
Patrick D. Buchanan	Treasurer (Principal Financial Officer)	October 11, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

(a)(1)	Certificate of Trust

(a)(2)	Certificate of Amendment to Certificate of Trust